COUNTERPART
                            JOINT FILING AGREEMENT
                                      and
                               POWER OF ATTORNEY

          This JOINT FILING AGREEMENT and POWER OF ATTORNEY, dated as of February 25, 1999 (this "Agreement"), is by and among (i) Westbrook Real Estate Partners, L.L.C. ("WREP"), (ii) Westbrook Real Estate Partners Management I, L.L.C., (iii) Westbrook Real Estate Partners Management II, L.L.C., (iv) Westbrook Real Estate Fund I, L.P., (v) Westbrook Real Estate Fund II, L.P., (vi) Westbrook Real Estate Co-Investment Partnership I, L.P.,
(vii) Westbrook Real Estate Co-Investment Partnership II, L.P. (viii) Westbrook Berkshire Holdings, L.L.C., (ix) Westbrook Berkshire Co-Holdings, L.L.C., (x) Gregory J. Hartman, (xi) Paul D. Kazilionis, (xii) Jonathan H. Paul, (xiii) William H. Walton III, and each other person or entity which shall execute and deliver a counterpart of this Agreement pursuant to Section 4 hereof (each person or entity listed in clauses (i) through (xiv) above and each such other person or entity, a "Reporting Person" and, collectively, the "Reporting Persons").

                                  Recitals:

          A. Each Reporting Person except for WREP is a subsidiary or other affiliate of WREP.

          B. Certain of the Reporting Persons have made or will make a direct or indirect equity investment in one or more of the business entities (collectively, the "Public Companies") listed on Schedule I hereto (as the same may be amended from time to time as set forth herein, "Schedule I"). Each of the Public Companies has issued a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Act").

          C. One or more of the Reporting Persons may now or in the future be required to file statements or reports with the Securities and Exchange Commission (the "Commission") in respect of such equity investments, pursuant to Section 13 and/or Section 16 of the Act and the rules and regulations thereunder (each such statement or report, an "SEC Filing").

                                  Agreements:

          1. Joint Filing Agreement. The Reporting Persons hereby agree that any SEC Filing (including, without limitation, any statement on Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5) filed with the Commission by any Reporting Person in respect of any Public Company is, and any amendment thereto filed by any Reporting Person will be, filed on behalf of each Reporting Person named in such SEC Filing or amendment.

          2. Power of Attorney. Each Reporting Person hereby constitutes and appoints Patrick K. Fox and Susan Merkel, and each of them, its or his true and lawful attorney-in-fact, with full powers of substitution and resubstitution, for it or him and in its or his name, place and stead, in any and all capacities, to sign any SEC Filing (including, without limitation, any statement on Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5) relating to any Public Company, and any and all amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Commission, granting unto each of said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute may lawfully do or cause to be done by virtue hereof.

          3. Amendment to Schedule I. At any time and from time to time, WREP may, in its sole discretion and without the consent of any other party hereto, amend Schedule I by adding one or more Public Companies to, and/or deleting one or more Public Companies from, Schedule I hereof and inserting the date of such amendment thereon. WREP shall thereupon file or cause to be filed with the Commission a copy of this Agreement, as so amended, as an attachment to an appropriate SEC Filing. Such Schedule I, as the same may be so amended from time to time, is hereby incorporated herein and made a part hereof.

          4. Additional Reporting Persons. Any subsidiary or other affiliate of WREP designated by WREP may become a party to this Agreement by dating, executing and delivering to WREP a counterpart hereof. WREP shall file or cause to be filed with the Commission a copy of such counterpart as an attachment to an appropriate SEC Filing, whereupon such signatory shall be, and shall be bound as, a Reporting Person for all purposes of this Agreement.


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                                                                             2

          5. Miscellaneous. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement pursuant to the requirements of the Act as of the date first above written.


                                        WESTBROOK REAL ESTATE
                                          PARTNERS, L.L.C.


                                        By: /s/ Paul D. Kazilionis
                                           -------------------------------
                                           Name:  Paul D. Kazilionis
                                           Title: Managing Member


                                        By: /s/ William H. Walton III
                                           -------------------------------
                                           Name:  William H. Walton III
                                           Title: Managing Member


                                        WESTBROOK REAL ESTATE
                                          PARTNERS MANAGEMENT I,
                                          L.L.C.

                                        By: Westbrook Real Estate Partners,
                                              L.L.C., Managing Member

                                        By: /s/ Paul D. Kazilionis
                                           -------------------------------
                                           Name:  Paul D. Kazilionis
                                           Title: Managing Member

                                        By: /s/ William H. Walton III
                                           -------------------------------
                                           Name:  William H. Walton III
                                           Title: Managing Member


                                        WESTBROOK REAL ESTATE
                                          PARTNERS MANAGEMENT II,
                                          L.L.C.

                                        By: Westbrook Real Estate Partners,
                                             L.L.C., Member

                                        By: /s/ Paul D. Kazilionis
                                           -------------------------------
                                           Name:  Paul D. Kazilionis
                                           Title: Managing Member

                                        By: /s/ William H. Walton III
                                           -------------------------------
                                           Name:  William H. Walton III
                                           Title: Managing Member

                                        WESTBROOK REAL ESTATE FUND I,
                                          L.P.

                                        By: Westbrook Real Estate Partners
                                             Management I, L.L.C., General
                                             Partner

                                        By: Westbrook Real Estate Partners,
                                             L.L.C., Managing Member

                                        By: /s/ Paul D. Kazilionis
                                           -------------------------------
                                           Name:  Paul D. Kazilionis
                                           Title: Managing Member

                                        By: /s/ William H. Walton III
                                           -------------------------------
                                           Name:  William H. Walton III
                                           Title: Managing Member


                                        WESTBROOK REAL ESTATE FUND II,
                                          L.P.

                                        By: Westbrook Real Estate Partners
                                             Management II, L.L.C., General
                                             Partner

                                        By: Westbrook Real Estate Partners,
                                             L.L.C., Managing Member

                                        By: /s/ Paul D. Kazilionis
                                           -------------------------------
                                           Name:  Paul D. Kazilionis
                                           Title: Managing Member

                                        By: /s/ William H. Walton III
                                           -------------------------------
                                           Name:  William H. Walton III
                                           Title: Managing Member


                                        WESTBROOK REAL ESTATE CO-
                                          INVESTMENT PARTNERSHIP I,
                                          L.P.

                                        By: Westbrook Real Estate Partners
                                             Management I, L.L.C., General
                                             Partner

                                        By: Westbrook Real Estate Partners,
                                             L.L.C., Managing Member

                                        By: /s/ Paul D. Kazilionis
                                           -------------------------------
                                           Name:  Paul D. Kazilionis
                                           Title: Managing Member

                                        By: /s/ William H. Walton III
                                           -------------------------------
                                           Name:  William H. Walton III
                                           Title: Managing Member

                                        WESTBROOK REAL ESTATE CO-
                                          INVESTMENT PARTNERSHIP II,
                                          L.P.

                                        By: Westbrook Real Estate Partners,
                                             L.L.C.,
                                            Management II, L.L.C., General
                                             Partner

                                        By: Westbrook Real Estate Partners,
                                             L.L.C., Managing Member

                                        By: /s/ Paul D. Kazilionis
                                           -------------------------------
                                           Name:  Paul D. Kazilionis
                                           Title: Managing Member

                                        By: /s/ William H. Walton III
                                           -------------------------------
                                           Name:  William H. Walton III
                                           Title: Managing Member


                                        WESTBROOK BERKSHIRE HOLDINGS,
                                          L.L.C.

                                        By: Westbrook Real Estate Fund II, L.P.,
                                             Managing Member

                                        By: Westbrook Real Estate Partners
                                             Management II, L.L.C., General
                                             Partner

                                        By: Westbrook Real Estate Partners,
                                             L.L.C., Managing Member

                                        By: /s/ Paul D. Kazilionis
                                           -------------------------------
                                           Name:  Paul D. Kazilionis
                                           Title: Managing Member

                                        By: /s/ William H. Walton III
                                           -------------------------------
                                           Name:  William H. Walton III
                                           Title: Managing Member

                                        WESTBROOK BERKSHIRE CO-
                                          HOLDINGS, L.L.C.

                                        By: Westbrook Real Estate Co-
                                             Investment Partnership II, L.P.,
                                             Managing Member

                                        By: Westbrook Real Estate Partners
                                             Management II, L.L.C., General
                                             Partner

                                        By: Westbrook Real Estate Partners,
                                             L.L.C., Managing Member

                                        By: /s/ Paul D. Kazilionis
                                           -------------------------------
                                           Name:  Paul D. Kazilionis
                                           Title: Managing Member

                                        By: /s/ William H. Walton III
                                           -------------------------------
                                           Name:  William H. Walton III
                                           Title: Managing Member

                                           /s/ Gregory J. Hartman
                                           -------------------------------
                                           Gregory J. Hartman

                                           /s/ Paul D. Kazilionis
                                           -------------------------------
                                           Paul D. Kazilionis

                                           /s/ Jonathan H. Paul
                                           -------------------------------
                                           Jonathan H. Paul

                                           /s/ William H. Walton III
                                           -------------------------------
                                           William H. Walton III


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                                                                             7

                                  Schedule I

                               PUBLIC COMPANIES

                               February 25, 1999

Public Company                                             Ticker Symbol

Berkshire Realty Company, Inc.                                       BRI

Burnham Pacific Properties, Inc.                                     BPP

Corporate Office Property Trust                                      OFC

Essex Property Trust, Inc.                                           ESS

Sunstone Hotel Investors, Inc.                                       SSI


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                                                                             8

IN WITNESS WHEREOF, the undersigned have duly executed this "Counterpart Agreement" pursuant to the requirements of the Act as of December 22, 1999.


                                            /s/ Patrick K. Fox
                                           -------------------------------
                                           Patrick K. Fox

                                            /s/ Keith Gelb
                                           -------------------------------
                                           Keith Gelb